EXHIBIT 10.01

SERVICES AND INDEMNIFICATION AGREEMENT

THIS SERVICES AND INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of the ______ day of                , 2007, by and among R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Owner”), the managing owner of the JWH Global Trust (the “Trust”), and the Trust which was formed pursuant to the Business Trust Act of the State of Delaware (the “Trust Act”) on November 12, 1996, and John W. Henry & Company, Inc, a Florida corporation (“JWH”).

W I T N E S S E T H:

WHEREAS, the Trust was formed for the purpose of engaging in speculative trading of futures contracts on currencies, interest rates, energy, and agricultural products, metals and stock indices, options on such futures contracts, and spot and forward contracts on currencies and precious metals;

WHEREAS, the Trust offers, sells and issues units in the Trust (“Units”);

WHEREAS, the Managing Owner and the Trust have entered into a Lead Selling Agreement, dated July 18, 2007, with TJM Investments LLC, an Illinois limited liability company (“Selling Agent”), the Selling Agent having agreed to assist, as selling agent, in the wholesale offer and sale of the Units on a reasonable efforts basis, through additional selling agents without any firm underwriting commitment; and

WHEREAS, JWH is the commodity trading advisor for the Trust, having entered into a Trading Advisory Agreement with the Trust and the Managing Owner dated April 1997 (“Advisory Agreement”) , and has provided certain information about JWH that is disclosed in the Registration Statement, Prospectus and Promotional Materials (each as defined below) and approved by JWH, copies of which will be distributed to investors and potential investors in connection with the sale of Units;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

SECTION 1. Representations and Warranties of the Managing Owner and the Trust. Each of the Managing Owner and the Trust severally as applicable to itself (and, in the case of the Managing Owner, as applicable to the Trust) represent and warrant as of the date hereof to JWH as follows:

(a)         The Managing Owner has filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated by the SEC thereunder (the “SEC Regulations”), the following: on July 26, 2007, Post-Effective Amendment No. 3 to the October 6, 2004, registration statement on Form S-1, for the registration of an additional $500,000,000 in Units, filed with the SEC and declared effective by the SEC on November 1, 2004 (SEC File No. 333-119560), on Form S-1, which was declared effective by the SEC on _____________, 2007.

(b)         Copies of the preliminary prospectus contained in each of the Registration Statements filed with the SEC on behalf of the Trust and copies of the final prospectuses thereto have also been, or will be, filed with (i) the Commodity Futures Trading Commission (the “CFTC”) under the Commodity Exchange Act (the “Commodity Act”) and the rules and regulations promulgated thereunder by the CFTC (the “CFTC Rules”); and (ii) the National Futures Association (the “NFA”) in accordance with NFA Compliance Rule 2-13. Copies of each of the Registration Statements referred to in this Section 1(a) have also been filed with National Association of Securities Dealers, Inc. (the “NASD”) pursuant to its Conduct Rules.

(c)         The Registration Statement referred to in Section 1(a) and the prospectus included therein are hereinafter called the “Registration Statement” and the “Prospectus,” respectively, except that if the Trust files a post-effective amendment to the Registration Statement, then the term “Registration

Statement” shall, from and after the filing of each such amendment, refer to the applicable Registration Statement, as amended by such amendment, and the term “Prospectus” shall refer to the amended prospectus then on file with the SEC as part of the applicable Registration Statement; and if a prospectus as first issued in compliance with the SEC Regulations shall differ from the prospectus on file at the time the applicable Registration Statement or any amendment thereto shall have become effective, the term “Prospectus” shall refer to the prospectus most recently so issued from and after the date on which it shall have been issued, including any amendment or supplement thereto. The Trust shall not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus unless JWH has received reasonable prior notice of and a copy of such amendments or supplements and has not reasonably objected thereto in writing.

(d)         The Trust will not utilize any promotional brochure or other marketing materials (collectively, “Promotional Material”), including “Tombstone Ads” or other communications qualifying under Rule 134 of the SEC Regulations, which mention or include reference to JWH which are reasonably objected to by JWH. No reference to JWH may be made in the Registration Statement, Prospectus or in any Promotional Material which has not been approved in writing by JWH, which approval JWH may withhold in its reasonable discretion.

(e)         The Certificate of Trust pursuant to which the Trust has been formed (the “Certificate of Trust”) and the Trust’s Declaration and Agreement of Trust (the “Declaration and Agreement of Trust”) each provides for the subscription for and sale of the Units; all action required to be taken by the Managing Owner and the Trust as a condition to the continued sale of the Units to qualified subscribers therefore has been or, prior to each sale of Units, will have been taken; and, upon payment of the consideration therefore specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid beneficial interests in the Trust.

(f)          The Trust is a business trust duly organized pursuant to the Certificate of Trust, the Declaration and Agreement of Trust and the Trust Act and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, options on futures, and spot/forward contracts, as described in the Prospectus; the Trust has filed a certificate of assumed name in the State of Illinois as provided by 805 I.L.C.S. 405/1.

(g)         The Managing Owner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Illinois and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its businesses requires such qualification and the failure to so qualify would materially adversely affect the Trust’s or the Managing Owner’s ability to perform their obligations hereunder.

(h)         The Trust and the Managing Owner have proper power and authority under applicable law to perform their respective obligations under the Declaration and Agreement of Trust, the Escrow Agreement relating to the offering of the Units (the “Escrow Agreement”), and this Agreement, as described in the Registration Statement and Prospectus.

(i)          The Registration Statement and the Prospectus contain all statements and information required to be included therein by the Commodity Act and rules thereunder the rules and regulations thereunder. As of the most recent effective date, the Registration Statement and Prospectus complied in all material respects with the requirements of the 1933 Act, the Commodity Act, SEC Regulations and CFTC Rules . As of its most recent effective date, the Registration Statement and Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH; or with respect to any information contained in the prior versions of the Registration Statements and Prospectuses.

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(j)          With respect to the Managing Owner, KPMG LLP are the accountants who audited the financial statements filed with the SEC as part of the Registration Statement. They are the independent public accountants with respect to the Managing Owner as required by the 1933 Act and the SEC Regulations; and with respect to the Trust, CF & Co, LLP are the accountants who audited the financial statements filed with the SEC as part of the Registration Statement and are the independent public accountants with respect to the Trust as required by the 1933 Act and the SEC Regulations.

(k)         The financial statements filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Trust and of the Managing Owner as of the dates indicated; and said financial statements have been prepared in conformity with generally accepted accounting principles (as described therein), or, in the case of unaudited financial statements, in substantial conformity with generally accepted accounting principles, applied on a basis which is consistent in all material respects for each balance sheet date presented.

(l)          Since the date as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change not already known in the condition, financial or otherwise, of the Managing Owner or the Trust, whether or not arising in the ordinary course of business.

(m)        The Declaration and Agreement of Trust, the Escrow Agreement and this Agreement have each been duly and validly authorized, executed and delivered by each Managing Owner signatory thereto for itself and on behalf of the Trust, and each constitutes a legal, valid and binding agreement of the Trust and the Managing Owner signatory thereto enforceable in accordance with its terms.

(n)         The execution and delivery of the Declaration and Agreement of Trust, the Escrow Agreement, and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated therein and in the Prospectus do not and will not constitute a breach of, or default under, any instrument by which either the Managing Owner or the Trust, as the case may be, is bound or any order, rule or regulation applicable to the Managing Owner or the Trust of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust.

(o)         There is not pending or, to the Managing Owner’s knowledge, threatened, any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which is not referred to in the Prospectus or which is not otherwise known, and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), of the Managing Owner or the Trust or is required to be disclosed in the Prospectus pursuant to applicable CFTC Rules. The Managing Owner has not received any notice of an investigation or warning letter from NFA or the CFTC regarding non-compliance by the Managing Owner with the Commodity Act or the regulations thereunder.

(p)         The Managing Owner has all federal and state governmental, regulatory and commodity exchange approvals and licenses, and has effected all filings and registrations with federal and state governmental agencies required to conduct its businesses and to act as described in the Registration Statement and Prospectus or required to perform its obligations as described under the Declaration and Agreement of Trust and this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of incorporation, by-laws or any agreement, order, law or regulation binding upon it. The principals of the Managing Owner identified in the Registration Statement are all of the principals of the Managing Owner, as “principals” is defined by CFTC Rules. Such principals are duly listed as such on the Managing Owner’s commodity pool operator Form 7-R registration.

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(q)         The Trust does not require any federal or state governmental, regulatory or commodity exchange approvals or licenses, or need to effect any filings or registrations with any federal or state governmental agencies in order to conduct its businesses and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings relating solely to the offering of the Units), and to trade in the commodity markets.

(r)           Representations and Warranties of JWH. JWH represents and warrants to the Trust and the Managing Owner as follows:

(s)          JWH is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect JWH's ability to perform its obligations under this Agreement and the Trading Advisory Agreement. JWH has full corporate power and authority to perform its obligations under this Agreement, and the Trading Advisory Agreement as described in the Registration Statement and Prospectus.

(t)          All references to JWH and its principals, and its trading systems, methods and performance in the Registration Statement and the Prospectus are accurate and complete in all material respects. As to JWH, each of the principals of JWH, the JWH trading programs, and JWH's trading systems, strategies and performance, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and CFTC Rules, (ii) the Registration Statement (with respect to the information relating to JWH furnished to the Managing Owner) as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus (as approved in pertinent part by JWH) at its date of issue did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made.

(u)         This Agreement has been duly and validly authorized, executed and delivered on behalf of JWH and constitutes a valid, binding and enforceable agreement of JWH in accordance with its terms.

(v)         JWH has all federal and state governmental, regulatory and commodity licenses and approvals and has effected all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under the Advisory Agreement and this Agreement (including, without limitation, registration of JWH as a commodity trading advisor under the Commodity Act and membership of JWH as a commodity trading advisor in NFA), and the performance of such obligations will not violate or result in a breach of any provision of JWH's Certificate of Incorporation, by-laws or any agreement, instrument, order, law or regulation binding on JWH. The principals of JWH are duly listed as such on JWH's commodity trading advisor Form 7-R registration.

(w)        Management by JWH of an account for the Trust in accordance with the terms hereof and of the Trading Advisory Agreement, and as described in the Prospectus, did not and will not require any registration under, or violate any of the provisions of, the Investment Advisers Act of 1940, as amended.

(x)         Neither JWH nor any principal of JWH shall use or distribute any preliminary prospectus, Prospectus, amended or supplemented Prospectus Promotional Material or selling literature, nor engage in any selling activities whatsoever in connection with the offering of the Units, except as may be requested by the Managing Owner pursuant to Section 3(c) of this Agreement and agreed to by JWH.

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(y)         Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of JWH, whether or not arising in the ordinary course of business.

(z)          The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein and in the Prospectus did not and will not constitute a breach of, or default under, any instrument by which JWH is bound or any order, rule or regulation applicable to JWH of any court or any governmental body or administrative agency having jurisdiction over JWH.

(aa)        Except as disclosed in the Registration Statement and Prospectus, there is not pending, or to the best of JWH's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which JWH is a party, or to which any of the assets of JWH is subject, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of JWH. JWH has not received any notice of an investigation or warning letter from NFA or the CFTC regarding non-compliance by JWH with the Commodity Act or CFTC Rules.

(bb)       JWH has not received, and is not entitled to receive, directly or indirectly, any commission, finder's fee, similar fee or rebate from any person in connection with the organization or operation of the Trust.

SECTION 2. COVENANTS OF JWH.

(a)         JWH agrees to cooperate, to the extent reasonably requested by the Managing Owner, in the preparation of any amendments or supplements relating to itself to the Registration Statement and the Prospectus.

(b)         During the period when the Prospectus is required to be delivered under the 1933 Act, JWH agrees to notify the Managing Owner immediately upon discovery of any untrue or misleading statement regarding it, its operations or any of its principals or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or an omission in the Prospectus or Registration Statement regarding it, its operations or any of its principals or result in the Prospectus not including all information relating to JWH and its principals required pursuant to CFTC Rules. During such period, JWH shall promptly inform the Managing Owner if it is necessary to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time the Prospectus is delivered to a subscriber.

(c)         JWH agrees to assist, and cause its principals or agents to assist, at its own expense in "road show" presentations relating to the initial and ongoing offering of the Units at the reasonable request of the Selling Agent and at the expense of JWH, provided that no such assistance shall result in any action which any such principal or agent reasonably believes may require registration of JWH or any such principal or agent as a broker-dealer or salesman.

SECTION 3. INDEMNIFICATION AND EXCULPATION.

(a)         Indemnification By The Trust. The Trust agrees to indemnify and hold harmless JWH and each person, if any, who controls JWH within the meaning of Section 15 of the 1933 Act within the meaning of Section 15 of the 1933 Act as follows:

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(i)

against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(ii)

against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the Managing Owner); and

(iii)

against any and all expense whatsoever (including the fees and disbursements of counsel reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above.

In no case shall the Trust be liable under this indemnity: (a) to JWH if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH.

(b)         Indemnification By The Managing Owner. The Managing Owner agrees to indemnify and hold harmless JWH and each person, if any, who controls JWH within the meaning of Section 15 of the 1933 Act within the meaning of Section 15 of the 1933 Act as follows:

(i)

against any and all loss, liability, claim, damage and expense whatsoever arising from a demand, claim, lawsuit, action or proceeding arising out of the Lead Selling Agreement, dated July 18, 2007 or the offer and sale of Units including from the acts or omissions of additional selling agents and their agents pursuant to additional selling agent agreements they enter into with the lead selling agent, and including, without limitation, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(ii)

against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the Managing Owner); and

(iii)

against any and all expense whatsoever (including the fees and disbursements of counsel reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above.

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In no case shall the Managing Owner be liable under this indemnity: (a) to JWH if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH.

(c)       Indemnification By JWH. JWH agrees to indemnify and hold harmless the Managing Owner, the Trust and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the 1933 Act (and, in the case of the Managing Owner and the Trust, each person who signed the Registration Statement or is a director of the Managing Owner), to the same extent as the indemnity from the Managing Owner set forth in Section 3(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to JWH or any principal of JWH, or their operations, trading systems, methods or performance, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by JWH for inclusion therein.

(d)        Contribution. If the indemnification provided for in this Section 3 is not permitted under applicable law under subsection (a) , (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by JWH, on the one hand, and the Managing Owner, on the other, from the offering of the Units.

(e)        Limitation On Certain Indemnifications And Exculpations. The exculpation provisions in the Trading Advisory Agreement shall not relieve JWH from any liability it may have or incur to the Trust or the Managing Owner under this Agreement (including, without limitation, pursuant to the provisions of Section 10(b) hereof). Nor shall JWH be entitled to be indemnified by the Managing Owner, pursuant to the indemnification provisions contained in the Trading Advisory Agreement, against any loss, liability, damage, cost or expense it may incur under this Agreement. The Managing Owner shall not be entitled to be indemnified by the Trust, pursuant to the indemnification provisions contained in the Declaration and Agreement of Trust against any loss, liability, damage, cost or expense it may incur under this Agreement.

(f)             Procedure. In no case shall an indemnifying party be liable under this Agreement with respect to any claim made against any indemnified party unless such indemnifying party shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. Such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume

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the defense of any suit so brought, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party or parties, defendant or defendants therein. In the event that such indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnifying party or parties, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by it or them.

SECTION 4. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Managing Owner, the Trust, JWH or any person who controls any of the foregoing.

SECTION 5. Term. This Agreement shall remain in effect for such time as the Trust offers, sells and issues Units in the Trust and shall terminate (i) automatically in the event that the Trust is terminated; (ii) automatically upon termination of the offering of the Units by the Trust; or upon 30 day’s written notice by the Trust to the other parties to the agreement. The termination for any reason shall not affect the indemnifications provision of Section 3 of this Agreement nor Sections 8, 9, and 10 of this Agreement which shall survive termination of this Agreement.

SECTION 6. Assignment. This Agreement may not be transferred and assigned by any party without the prior express written consent of all other parties.

SECTION 7. Amendment, Waiver. This Agreement shall not be amended except by a writing signed by all of the parties hereto. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party hereto to assert its rights hereunder on any occasion or series of occasions.

SECTION 8. Notices. Any notice required or desired to be delivered under this Agreement shall be in writing and shall be delivered by courier service, postage prepaid mail, fax, email or other similar means and shall be effective upon actual receipt by the party to which such notice shall be directed, addressed as set forth below (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof): (a) if to the Trust or the Managing Owner, R.J. O’Brien Fund Management, LLC., 222 S. Riverside Plaza, Suite 900, Chicago, Illinois 60606, Attention: Annette A. Cazenave, and (b) if to JWH, 301 Yamato Road, Suite 2200, Boca Raton, Florida, 33431, Attention: Mr. David M. Kozak.

SECTION 9. Parties. This Agreement shall inure to the benefit of and be binding upon the Trust, the Managing Owner, JWH and such parties’ respective successors and permitted assigns to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, permitted assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No purchaser of a Unit shall be considered to be a successor or assign solely on the basis of such purchase. The parties acknowledge that the obligations of this Agreement are not binding against the Unitholders individually but are binding only upon the assets and property of the Trust, and in the event of any obligation or claim arising hereunder against the Trust, no resort shall be had to the personal property of any Unitholder for the satisfaction of such obligation or claim.

SECTION 10. Governing Law. This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York without regard to the principles of choice of law thereof.

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SECTION 11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SECTION 12. Requirements of Law. Whenever in this Agreement it is stated that a party will take or refrain from taking a particular action, such party may nevertheless refrain from taking or take such action if advised by counsel that doing so is required by law or advisable to ensure compliance with law, and shall not be subject to any liability hereunder for doing so, although such action shall permit termination of this Agreement by the other parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Very truly yours,

JWH GLOBAL TRUST

By: R.J. O’Brien Fund Management, LLC.

By:____________________________________

Name:

Title:

R.J. O’BRIEN FUND MANAGEMENT, LLC

By:_____________________________________

Name:

Title:

JOHN W. HENRY & COMPANY, INC.

By:_____________________________________

Name:

Title:

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